UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 COURSERA, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! You invested in Coursera, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the virtual Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 20, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62949-P27840 COURSERA, INC. 2025 Annual Meeting of Stockholders Vote by May 19, 2025 11:59 PM ET COURSERA, INC. 2440 WEST EL CAMINO REAL, SUITE 500 MOUNTAIN VIEW, CALIFORNIA 94040 Vote Virtually at the Meeting* May 20, 2025 11:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/COUR2025 Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K online OR you can request a free paper or email copy of the material(s) prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62950-P27840 THIS IS NOT A VOTABLE BALLOT This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting. 1. The election of three Class I directors to serve until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified. For Nominees: 01) Carmen Chang 02) Theodore R. Mitchell 03) Scott D. Sandell 2. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. For 3. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. For NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments thereof.